Exhibit 99.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement Agreement and Mutual Release ("the Agreement") is entered into by Scott Magoon ("Magoon"); DND Technologies, Inc. ("DND"); Aspect Semiquip International now known as Aspect Systems, Inc. ("ASI"); Semiquip, Inc. ("Semiquip") and Doug N. Dixon ("Dixon"), collectively the "Parties" as of April 30, 2004.

                                    RECITALS

      WHEREAS, Magoon filed suit against DND, ASI, Semiquip and Dixon for breach of contract and other claims as stated in the Original Petition in Case No-03-5073-A pending in the County Court at Law No. 1 of Dallas County, Texas ("the Litigation"); and

      WHEREAS, DND, ASI, Semiquip and Dixon answered the suit and denied liability to Magoon and ASI and DND filed counterclaims against Magoon for breach of fiduciary duty and other claims; and

      WHEREAS, Magoon has answered the counterclaims and denied liability, and

      WHEREAS the parties hereto have conferred and determined to settle all disputes between them, including but not limited to those matters specified in the Litigation, and to further agree not to disparage one another and to work together in the future.

      THEREFORE, the parties wish to reduce to writing the full terms of their agreement as follows:

      1. Magoon shall surrender his stock certificate for the stock he owned in ASI.

      2. From the shares of stock owned by Dixon in DND, two million shares shall be transferred to Magoon subject to all existing restrictions on Dixon's stock and consistent with the requirements of Federal Securities laws and eight hundred thousand shares shall be transferred to Korn, Bowdich, & Diaz, L.L.P. subject to all existing restrictions on Dixon's stock and consistent with the requirements of Federal Securities Law. Dixon shall take actions to complete the transfer as soon as possible.

      3. Magoon agrees to indemnify ASI, DND, and Dixon from any claims or causes of action by Brad Graham, Wes Chandler or Bill McMorris claiming an interest in any of the stock of Magoon being transferred herein or held in escrow for the benefit of Magoon inducting any damages awarded, costs and attorneys fees incurred in defense of any claim or suit.

      4. Dixon shall transfer four hundred thousand stares of his DND stock to an escrow agent to be held in escrow for the benefit of Magoon until the price reaches fifty cents a share at which time Magoon shall be vested with the right to sell the 400,000 shares held in escrow for his benefit. The shares shall be transferred subject to all existing restrictions on Dixon's stock and consistent with the requirements of Federal Securities laws. Dixon shall take immediate actions to establish such account and transfer such shares.

      5. ASI shall pay to Magoon the sum of $140,000 by paying $10,000 a month for fourteen months until paid in full with the first payment to be made on September 1, 2004 and each subsequent payment due and payable on or before the 1st of each successive month. This obligation shall be interest free. All payments shall be delivered to Korn, Bowdich

            & Diaz, LLP at 4221 Avondale Ave., Dallas, Texas 75219 and made payable to Korn, Bowdich, & Diaz, L.L.P. in trust for Scott Magoon.

      6. The parties hereto shall prepare a letter in an agreed form to be sent jointly to all current or former customers of any party known to have knowledge of the dispute that gave rise to the Litigation. The purpose of the letter is to clarify mistaken negative impressions which may exist, to advise that all disputes have been resolved, that Magoon is a shareholder in DND and that the parties hope to be working together on projects in the future.

      7. ASI and Magoon will enter into a mutually agreeable finders fee agreement under the terms of which Magoon may refer business to ASI for which he will receive 6% of the gross revenues received by ASI from that business or ASI may refer business to Magoon for which it will receive 6% of the gross revenue received by Magoon from that business.

      8. The parties declare that that much of what gave rise to their dispute was caused by poor communication and misunderstandings. Statements have been made and accusations raised which have been discovered to be untrue or in error. Accordingly, the parties further agree that all parties hereto will not utter, publish or make any disparaging or derogatory remarks about the other with reference to the matters covered by the Litigation or otherwise and where possible will correct misimpressions made as a result of previous statements made.

      9. All parties hereto recognize that the stock transfers contemplated in this agreement are subject to the Securities Laws of the United States. Should DND's Securities Counsel advise that the deal as agreed to herein cannot be accomplished as contemplated by the parties, the parties agree to work together in good faith to find a way to accomplish their purposes herein.

      10. All parties shall pay their own attorneys' fees and expenses incurred in connection with the prosecution and defense of the Litigation and all matters related to this settlement.

      11. Upon receipt of confirmation from DND's Securities Counsel that the stock may be transferred as provided in paragraphs 2 and 4 herein, the Litigation shall be dismissed with prejudice with all parties to pay their own costs and attorneys fees.

      12. Subject to the provisions of paragraph 9 above, Magoon, hereby absolutely, fully and forever, waives, relinquishes this Agreement and discharges DND, ASI, Semiquip, and Dixon, their employees, officers and directors, their attorneys and representatives from any and all manner of actions, causes of actions, judgments, claims, demands, bills, promises, duties, obligations and controversies, whatsoever, whether asserted in this Litigation or not, known or unknown, however they may be denominated by which Magoon ever had, or now has against DND, ASI, Semiquip or Dixon for or by any reason of any matter, cause, fact, thing, act, or omission, whatever, from the Creation of the world to the date of this Agreement. Nothing herein is intended to release any obligation going forward which is required by this Agreement.

      13. Subject to the provisions of this Agreement, DND, ASI, Semiquip, and Dixon, their employees, officers (specifically including, but not limited to Dennis Key), directors and representatives hereby absolutely, fully and forever, release, waive, relinquish and discharge Magoon, his attorneys and representatives from any and all manner of actions,


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

            causes of actions, judgments, claims, demands, bills, promises, duties, obligations or controversies, whatsoever, known or unknown; however they may be denominated which DND, ASI, Semiquip or Dixon ever had, or now has, against Micon for or by reason of any matter, cause, fact, thing, act or omission, whatever, from the Creation of the world to the date of this Agreement. Nothing herein is intended to release any obligation going forward which is required by this Agreement.

      14. This Agreement is intended by the parties to be a final expression of their agreement and understanding with respect to the settlement all matters pending between them and is a complete and exclusive statement of the terms herein and supersedes any and all prior agreements and understandings.

      15. All other agreements between the Parties are null and void, including, but not limited to, the agreements referenced in the Litigation, the Shareholders Agreements Aspect Semiquip International, Inc., dated June 1, 2001, all Employment Agreements, and any and all non-competition agreements.

      16. This Agreement may be signed in counterparts and when signed counterparts have been exchanged between the parties shall be in full force and effect. Each counterpart shall be deemed an original, but all of them constitute only one instrument. The counterpart being a facsimile copy of the signature shall be accepted as original signatures.

      17. This Agreement may not be altered or amended except by an amendment in writing signed by all of the parties hereto.

      18. If additional documents are required to be executed to accomplish any of the obligations included herein, the parties covenant and agree to cooperate and assist with execution of any necessary documents.

      19. The entry into this Agreement and the agreement to settle the disputes between the parties is not an admission of liability or wrongdoing by any party, the settlement being determined to be the most economic way to resolve a disputed matter quickly.

      20. Each of the signatories below warrant and represent that each person has authority to bind the party for who such person purports to act.

      21. This Agreement is made and performed in Dallas County, Texas, and shall be construed in accordance with the Laws of the State of Texas. Venue for any dispute relating to or arising from their Agreement shall solely and exclusively lie in Dallas County, Texas.

      22. All parties acknowledge and agree that they, in entering into this Agreement, and in performing their obligations hereunder, are and will be relying on the truth of each one of the representations and warranties as expressed herein, the faithful performance of the covenants and agreements herein set forth, and but for such representations, warranties, covenants and agreements, the parties would not execute and enter into this Agreement or performance hereunder.

      23. The parties hereto acknowledge that effective June 1, 2002 Semiquip, Inc. was merged into ASI and although all appropriate paper work has not been filed in Texas, that entity is fully integrated as part of ASI. The references in this agreement to Semiquip and the signature by an ASI representative for Semiquip is not an admission of Semiquip's separate corporate existence.


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

            DATED this 30th day of April, 2004.

                                        /s/ Scott Magoon
                                        ------------------------------------
                                        Scott Magoon


                                        DND Technologies, Inc.

                                        By: /s/ Douglas N. Dixon
                                            --------------------------------
                                        Its: President/CEO DNDT


                                        Aspect Systems, Inc.

                                        By: /s/ Dennis Key
                                            --------------------------------
                                        Its: President/CEO


                                        Semiquip, Inc.
                                        By: /s/ Dennis Key
                                            --------------------------------
                                        President/ CEO of ASI

                                        By: Doug Dixon
                                            --------------------------------
                                        /s/ Douglas N. Dixon
                                        ------------------------------------


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